EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of PRGX Global, Inc. (the “Company”) on Form 10-K for the period ending December 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Romil Bahl, President and Chief Executive Officer of the Company and I, Robert B. Lee, Chief Financial Officer and Treasurer, certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of the undersigned’s knowledge: (1) the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

	By:	/s/ Romil Bahl
Romil Bahl
March 13, 2013		President, Chief Executive Officer, Director (Principal Executive Officer)

	By:	/s/ Robert B. Lee
Robert B. Lee
March 13, 2013		Chief Financial Officer and Treasurer (Principal Financial Officer)